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Exhibit 3.75

[LOGO] Industry Canada

Certificate
of Incorporation

Canada Business
Corporations Act

4089260 CANADA INC.	408926-0
Name of corporation	Corporation number
I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the Canada Business Corporations Act.
July 1, 2002
Director	Date of Incorporation

[Canada LOGO]

Processing Type	E-Commerce

1.	Name of Corporation 4089260 CANADA INC.

2.	The province or territory in Canada where the registered office is to be situated QC

3.	The classes and any maximum number of shares that the corporation is authorized to issue The annexed Schedule 1 is incorporated in this form.

4.	Restrictions, if any, on share transfers The annexed Schedule 2 is incorporated in this form.

5.	Number (or minimum and maximum number) of directors Minimum: 1 Maximum: 10

6.	Restrictions, if any, on business the corporation may carry on The annexed Schedule 3 is incorporated in this form.

7.	Other provisions, if any The annexed Schedule 4 is incorporated in this form.

8.	Incorporators

Name(s)	Address (including postal code)	Signature
FONDATEURS INTELTEX INC.	651, RUE NOTRE-DAME OUEST, 3IÈME ÉTAGE, MONTRÉAL, QUEBEC, CANADA, H3C 1J1	JAMES SMITH

[Canada LOGO]

1—Name of the Corporation	2—Corporation No.
4089260 CANADA INC.	408926-0

3—The following persons became directors of this corporation

Name	Effective Date	Residential Address	Resident Canadian—Y/N

Voir rubrique #5

4—The following persons ceased to be directors of this corporation

Name	Effective Date	Residential Address

Marc Guénette	01/07/2002	651, rue Notre-Dame Ouest, 3e étage Montréal, Québec H3C 1J1
Bryan Haley	01/07/2002	651, rue Notre-Dame Ouest, 3e étage Montréal, Québec H3C 1J1 VOIR ANNEXE

5—The directors of this corporation now are

Name	Residential Address	Resident Canadian—Y/N

Robert F. Hall	1651, rue Simard Sherbrooke, Québec J1J 3W9	Y
Laurent Lemaire	19, Rang des Buttes Warwick, Québec J0A 1M0	Y

6—Change of address of a present director

Name	Effective Date	Former Residential Address	New Residential Address

Date	Signature	7—Capacity of
01/07/2002	/s/ James Smith	ADMINISTRATEUR

For Departmental Use Only	Printed Name	[Canada LOGO]
Filed

4—The following persons ceased to be directors of this corporation

Name	Effective Date	Residential Address

James Smith	01/07/2002	651, rue Notre-Dame Ouest, 3e étage Montréal, Québec H3C 1J1

5—The directors of this corporation now are

Name	Residential Address	Resident Canadian—Y/N
Mario Plourde	1, rue du Boisé Kingsey—Falls, Québec J0A 1B0	Y

Processing Type	E-Commerce

1.	Name of Corporation 4089260 CANADA INC.	2.	Corporation No. 408926-0 Business No.

3.	The following persons became directors of this corporation:
Name	Effective Date	Residential Address	Resident Canadian—Y/N
MARC GUÉNETTE	2002/07/01	651, RUE NOTRE-DAME OUEST, 3IÈME ÉTAGE, MONTRÉAL, QC, Canada, H3C 1J1 Y
BRYAN HALEY	2002/07/01	651, RUE NOTRE-DAME OUEST, 3IÈME ÉTAGE, MONTRÉAL, QC, Canada, H3C 1J1 Y
JAMES SMITH	2002/07/01	651, RUE NOTRE-DAME OUEST, 3IÈME ÉTAGE, MONTRÉAL, QC, Canada, H3C 1J1 Y

4.	The following persons ceased to be directors of this corporation:
Name	Effective Date	Residential Address

5.	The directors of this corporation now are:
Name	Residential Address	Resident Canadian—Y/N
MARC GUÉNETTE	651, RUE NOTRE-DAME OUEST, 3IÈME ÉTAGE, MONTRÉAL, QC, Canada, H3C 1J1 Y
BRYAN HALEY	651 RUE NOTRE-DAME OUEST, 3IÈME ÉTAGE, MONTRÉAL, QC, Canada, H3C 1J1 Y
JAMES SMITH	651, RUE NOTRE-DAME OUEST, 3IÈME ÉTAGE, MONTRÉAL, QC, Canada, H3C 1J1 Y

Date	Name	Signature	Capacity of
2002/06/20	JAMES SMITH		FONDATEUR

[Canada LOGO]

1—Name of the Corporation	2—Corporation No.
4089260 CANADA INC.	408926-0

3—Province or territory in Canada where the registered office is situated (or to be situated). (This province or territory must be the same as the one listed in the Articles.)
Province de Québec

4—Street address of Registered Office

404, rue Marie—Victorin Kingsey—Falls, Québec J0A 1B0
(and mailing address, if different from that of registered office)

CAUTION:	Address of registered office must be within the province or territory that is described in the Articles at Item 3; otherwise an amendment to the Articles is required, using Form 4, in addition to this form (see paragraph 173(1)b) of the Act).

5—Effective Date of Change
01/07/2002

6—Previous Address of Registered office

651, rue Notre-Dame Ouest, 3e étage Montréal, Québec H3C 1J1

Date	Signature	7—Capacity of
01/07/2002	/s/ James Smith	ADMINISTRATEUR

For Departmental Use Only	Printed Name	[Canada LOGO]
Filed

Processing Type	E-Commerce

1.	Name of Corporation 4089260 CANADA INC.	2.	Corporation No. 408926-0 Business No.

3.	Province or territory in Canada where the registered office is to be situated Québec

4.	Civic address of Registered Office 651, RUE NOTRE-DAME OUEST 3IÈME ÉTAGE MONTRÉAL, QC, Canada H3C 1J1	Effective Date of Change 2002/07/01

5.	Mailing address, if different	Effective Date of Change

Date	Name	Signature	Capacity of
2002-06-20	JAMES SMITH		FONDATEUR

[Canada LOGO]

SCHEDULE A

pertaining to

SHARE CAPITAL

The unlimited share capital of the Company shall consist of nine (9) classes of shares to which shall attach the following rights, some of which may be exercised according to the procedure which follows:

PART I—RIGHTS ATTACHING TO SHARES

(A)
CLASS "A" COMMON SHARES: The number of Class "A" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends and share in profits and residual assets. Class "A" shareholders, at par with Class "B" shareholders and proportionally to the number of shares held by each, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

(a)
share in the property, profits and surplus assets of the Company, and, in this respect, to receive any dividend declared by the Company, the amount of which, as well as the date, the time and the terms or manner of payment of which, shall be left to the entire discretion of the Board of Directors; and

(b)
share the residual assets of the Company upon voluntary or involuntary winding-up or liquidation, upon dissolution or upon any other distribution of the property or assets of the Company.

(2)
Limitation. In addition to the conditions set out in sections 123.70 and 123.56 of the Companies Act respectively, the Company may neither pay any dividend with respect to the Class "A" shares nor acquire any of these shares by mutual agreement if, as a consequence thereof, the book value of the net assets of the Company would become insufficient to redeem all the shares of Class "E", "F" and "G".

(3)
Right to vote. Class "A" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "A" share shall confer unto each holder thereof one (1) vote.

(B)
CLASS "B" COMMON SHARES: The number of Class "B" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends and share in profits and residual assets. Class "B" shareholders, at par with Class "A" shareholders and proportionally to the number of shares held by each, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

(a)
share in the property, profits and surplus assets of the Company, and, in this respect, to receive any dividend declared by the Company, the amount of which, as well as the date, the time and the terms or manner of payment of which, shall be left to the entire discretion of the Board of Directors; and

(b)
share the residual assets of the Company upon voluntary or involuntary winding-up or liquidation, upon dissolution or upon any other distribution of the property or assets of the Company.

(2)
Limitation. In addition to the conditions set out in sections 123.70 and 123.56 of the Companies Act respectively, the Company may neither pay any dividend with respect to the Class "B" shares nor acquire any of these shares by mutual agreement if, as a consequence thereof, the book value of the net assets of the Company would become insufficient to redeem all the shares of Class "E", "F" and "G".

(3)
Right to vote. Class "B" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "B" share shall confer unto each holder thereof one (1) vote.

(4)
Right to exchange shares. Each Class "B" shareholder, at any time and in his or her discretion, with respect to all or part of his or her shares, and upon written notice, shall be entitled to exchange his or her shares for Class "E" shares according to the procedure outlined in section (A) of Part II below.

(a)
Terms of exchange

            The exchange shall take place in accordance with the following: the rate of exchange shall be one (1) Class "E" share for each Class "B" share which shall be exchanged; in accordance with the provisions of the Companies Act, the Class "B" shares so exchanged shall be automatically cancelled at the date of their exchange and the Company shall amend accordingly the subdivisions of its issued and paid-up share capital account pertaining to the shares of Class "B" and "E".

    (b)
    Determination of the fair market value of the exchanged shares

            At the time of the exchange of the Class "B" shares for Class "E" shares, the Company and each Class "B" shareholder exchanging his or her shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of the Class "B" shares.

(C)
CLASS "C" PREFERRED SHARES: The number of Class "C" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
No right to dividends or to share in profits. Class "C" shareholders shall not share in the property, in the profits or in the surplus assets of the Company and, in this respect, shall not be entitled to any dividend declared by the Company.

(2)
Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "C" shareholder shall be entitled, prior to the shareholders of all other classes, to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "C" shares.

  Insufficient assets

        If the assets of the Company are insufficient in order to pay to the Class "C" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "C" shares which they hold.

  (3)
  Right to vote. Class "C" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "C" share shall confer unto each holder thereof one (1) vote.

  (4)
  Automatic redemption of shares upon death of the shareholder. Subject to the provisions of the second paragraph of section 123.54 of the Companies Act, the Company shall automatically redeem all Class "C" shares held by a shareholder at the time of his or her death, upon receipt of the certificate or certificates representing the shares which are to be automatically redeemed, in accordance with the procedure outlined in section (B) of Part II below. The redemption price shall be equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the shares being automatically redeemed. The automatic redemption shall apply as well to shares held, on behalf of the deceased shareholder, by a trustee or by a mandatary-depositary, to the extent that the deceased is the shareholder and not the trustee or the mandatary-depositary.

  (5)
  Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the Companies Act, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "C" shares.

(D)
CLASS "D" PREFERRED SHARES: The number of Class "D" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends. When the Company shall declare dividends, each Class "D" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of all other classes, and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend based on the prime lending rate of the banking or financial institution of the Company at the date of declaration of the dividend, less one percent (1%), as applied to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "D" shares. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2)
Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "D" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "E", "F", "G", "H" and "I", but subsequent to the shareholders of Class "C", to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "D" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "D" shares.

  Insufficient assets

        If the assets of the Company are insufficient in order to pay to the Class "D" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "D" shares which they hold.

  (3)
  No right to additional share in profits. Class "D" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

  (4)
  Right to vote. Class "D" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "D" share shall confer unto each holder thereof one (1) vote.

  (5)
  Shareholder's right to retract shares. Subject to the provisions of the second paragraph of section 123.54 of the Companies Act, each Class "D" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "D" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "D" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

  (6)
  Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the Companies Act, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "D" shares.

(E)
CLASS "E" PREFERRED SHARES: The number of Class "E" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends. When the Company shall declare dividends, each Class "E" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B", "F", "G", "H" and "I", but subsequent to the shareholders of Class "D", and from the funds declared for the payment of dividends, a maximum monthly, preferential and non-cumulative dividend of one per cent (1%) per month, computed on the basis of the "retraction value" of the Class "E" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2)
Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the

    Company among its shareholders, each Class "E" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "F", "G", "H" and "I", but subsequent to the shareholders of Class "C" and "D", to payment of the "retraction value" with respect to the Class "E" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "E" shares.

  Insufficient assets

        If the assets of the Company are insufficient in order to pay to the Class "E" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "E" shares which they hold.

  (3)
  No right to additional share in profits. Class "E" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

  (4)
  No right to vote. Subject to the provisions of the Companies Act, Class "E" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

  (5)
  Shareholder's right to retract shares. Subject to the provisions of the second paragraph of section 123.54 of the Companies Act, each Class "E" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "E" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

  (a)
  Retraction value

      The "retraction value" shall be the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "E" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the Class "B" shares, at the time of their exchange for Class "E" shares, shall exceed the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "E" shares.

    (b)
    Fair market value of the shares exchanged

      When the retraction applies in respect of all or part of the Class "E" shares which have been issued as consideration for the exchange of the Class "B" shares and when the determination of the value of the above-mentioned premium must be made, the Company and each Class "E" shareholder whose shares are being retracted shall rely on the fair market value of the Class "B" shares, as determined in accordance with paragraph (4)(b) of Class "B" of Part I above, at the time of their exchange for Class "E" shares.

    (c)
    Adjustment of the premium in the event of a challenge by the Revenue Department

      In the event of a disagreement by the "Ministère du Revenu du Québec" or by the Department of National Revenue, or by both, as to the determination of the fair market value of the Class "B" shares at the time of their exchange for Class "E" shares, the applicable departmental determination shall prevail. The amount of the premium in respect of the retraction of the re-evaluated shares shall be adjusted accordingly, provided the Department in question shall afford the Company and each Class "E" shareholder (formerly Class "B" shareholder), or, in the event of a retraction of all the shares, the Company and each former Class "E" shareholder, the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

  (6)
  Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the Companies Act, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "E" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the book value of the net assets of the Company.

(F)
CLASS "F" PREFERRED SHARES: The number of Class "F" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends. When the Company shall declare dividends, each Class "F" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B", "G", "H" and "I", but subsequent to the shareholders of Class "D" and "E", and from the funds declared for the payment of dividends, a maximum monthly, preferential and non-cumulative dividend of one per cent (1%) per month, computed on the basis of the "retraction value" of the Class "F" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

  (2)
  Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "F" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "G", "H" and "I", but subsequent to the shareholders of Class "C", "D" and "E", to payment of the "retraction value" with respect to the Class "F" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "F" shares.

  Insufficient assets

        If the assets of the Company are insufficient in order to pay to the Class "F" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "F" shares which they hold.

  (3)
  No right to additional share in profits. Class "F" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

  (4)
  No right to vote. Subject to the provisions of the Companies Act, Class "F" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

  (5)
  Shareholder's right to retract shares. Subject to the provisions of the second paragraph of section 123.54 of the Companies Act, each Class "F" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "F" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

  (a)
  Retraction value

            The "retraction value" shall be the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "F" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the Company at the time of the issue of these Class "F" shares shall exceed the aggregate of:

      (i)
      the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "F" shares; and

      (ii)
      the fair market value of any property, other than a Class "F" share, given by the Company as payment for this consideration.

    (b)
    Determination of the fair market value of the consideration

            At the time of the issue of the Class "F" shares, the Company and each subscriber of Class "F" shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the Company at the time of the issue of these Class "F" shares.

    (c)
    Adjustment of the premium in the event of a challenge by the Revenue Department

            In the event of a disagreement by the "Ministère du Revenu du Québec" or by the Department of National Revenue, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the Company at the time of the issue of the Class "F" shares, the applicable departmental determination shall prevail. The amount of the premium relating to the retraction of the Class "F" shares shall be adjusted accordingly, provided the Department in question shall afford the Company and each Class "F" shareholder, or, in the event of a retraction of all the shares, the Company and each former Class "F" shareholder, the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

  (6)
  Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the Companies Act, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "F" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the book value of the net assets of the Company.

(G)
CLASS "G" PREFERRED SHARES: The number of Class "G" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends. When the Company shall declare dividends, each Class "G" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B", "H" and "I", but subsequent to the shareholders of Class "D", "E" and "F", and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend based on the prime lending rate of the banking or financial institution of the Company at the date of declaration of the dividend, plus one percent (1%), as applied to the "retraction value" of the Class "G" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

  (2)
  Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "G" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "H" and "I", but subsequent to the shareholders of Class "C", "D", "E" and "F", to payment of the "retraction value" with respect to the Class "G" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "G" shares.

  Insufficient assets

        If the assets of the Company are insufficient in order to pay to the Class "G" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "G" shares which they hold.

  (3)
  No right to additional share in profits. Class "G" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

  (4)
  No right to vote. Subject to the provisions of the Companies Act, Class "G" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

  (5)
  Shareholder's right to retract shares. Subject to the provisions of the second paragraph of section 123.54 of the Companies Act, each Class "G" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "G" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

    (a)
    Retraction value

            The "retraction value" shall be the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "G" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the Company at the time of the issue of these Class "G" shares shall exceed the aggregate of:

      (i)
      the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "G" shares; and

      (ii)
      the fair market value of any property, other than a Class "G" share, given by the Company as payment for this consideration.

    (b)
    Determination of the fair market value of the consideration

            At the time of the issue of the Class "G" shares, the Company and each subscriber of Class "G" shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the Company at the time of the issue of these Class "G" shares.

    (c)
    Adjustment of the premium in the event of a challenge by the Revenue Department

            In the event of a disagreement by the "Ministère du Revenu du Québec" or by the Department of National Revenue, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the Company at the time of the issue of the Class "G" shares, the applicable departmental determination shall prevail. The amount of the premium relating to the retraction of the Class "G" shares shall be adjusted accordingly, provided the Department in question shall afford the Company and each Class "G" shareholder, or, in the event of a retraction of all the shares, the Company and each former Class "G" shareholder, the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

  (6)
  Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the Companies Act, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "G" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the book value of the net assets of the Company.

(H)
CLASS "H" PREFERRED SHARES: The number of Class "H" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends. When the Company shall declare dividends, each Class "H" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B" and "I", but subsequent to the shareholders of Class "D", "E", "F" and "G", and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend of eight percent (8%) per year, computed on the basis of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "H" shares, and it shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2)
Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "H" shareholder shall be entitled, prior to the shareholders of Class "A", "B" and "I", but subsequent to the shareholders of Class "C", "D", "E", "F" and "G", to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "H" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "H" shares.

  Insufficient assets

        If the assets of the Company are insufficient in order to pay to the Class "H" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "H" shares which they hold.

  (3)
  No right to additional share in profits. Class "H" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

  (4)
  No right to vote. Subject to the provisions of the Companies Act, Class "H" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

  (5)
  Shareholder's right to retract shares. Subject to the provisions of the second paragraph of section 123.54 of the Companies Act, each Class "H" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "H" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "H" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

  (6)
  Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the Companies Act, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "H" shares.

(I)
CLASS "I" PREFERRED SHARES: The number of Class "I" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1)
Dividends. When the Company shall declare dividends, each Class "I" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A" and "B", but subsequent to the shareholders of Class "D", "E", "F", "G" and "H", and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend of eight percent (8%) per year, computed on the basis of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "I" shares, and it shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

(2)
Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "I" shareholder shall be entitled, prior to the shareholders of Class "A" and "B", but subsequent to the shareholders of Class "C", "D", "E", "F", "G" and "H", to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "I" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "I" shares.

  Insufficient assets

        If the assets of the Company are insufficient in order to pay to the Class "I" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "I" shares which they hold.

  (3)
  No right to additional share in profits. Class "I" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

  (4)
  No right to vote. Subject to the provisions of the Companies Act, Class "I" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

  (5)
  Right of Company to unilaterally redeem shares. Subject to the provisions of the second paragraph of section 123.53 of the Companies Act, the Company, at any time, if it deems it advisable to do so and upon at least thirty (30) days' written notice, shall be entitled to unilaterally redeem all or part of the Class "I" shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "I" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "I" shares. The redemption shall follow the procedure outlined in section (D) of Part II below.

  (6)
  Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the Companies Act, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "I" shares.

PART II—EXERCISE OF CERTAIN RIGHTS

(A)
RIGHT TO EXCHANGE SHARES
(1)
Exchange procedure. Each Class "B" shareholder who wishes to avail himself or herself of his or her right to exchange his or her shares shall deliver to the head office of the Company or to the office of its transfer agent a notice in writing indicating the number of Class "B" shares which he or she wishes to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class "B" shares which are to be exchanged and shall bear the signature of the person registered in the Book of the Company as being the holder of these Class "B" shares or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class "B" shares which are to be exchanged, the Company shall draw up a certificate for the Class "E" shares which it is issuing as consideration for the exchange.

  (2)
  Partial exchange. If only part of the shares of the Class "B" shareholder is being exchanged, the Company shall, without charge, issue to him or her a new certificate representing his or her Class "B" shares which have not been exchanged.

  (3)
  Amendment of the subdivisions of the issued and paid-up share capital account. In accordance with the provisions of the Companies Act, the Class "B" shares so exchanged shall be automatically cancelled at the date of their exchange and the Company shall amend accordingly the subdivisions of its issued and paid-up share capital account pertaining to the Class "B" and "E" shares.

(B)
AUTOMATIC REDEMPTION OF SHARES UPON DEATH OF THE SHAREHOLDER
(1)
Redemption procedure. Upon receipt of the certificate or certificates representing the Class "C" shares which are to be redeemed, and without regard to the other classes of shares, the Company shall proceed to automatically redeem the Class "C" shares, and, provided it may legally do so, the Company shall have thirty (30) days from the date of death to pay to the heirs, legatees, liquidators, transferees, mandataries, legal representatives, successors, assigns or rightful claimants of the deceased shareholder a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "C" shares.

(2)
Payment beyond the deadline. If the provisions of the second paragraph of section 123.54 of the Companies Act prevent it from paying the full redemption price to the heirs, legatees, liquidators, transferees, mandataries, legal representatives, successors; assigns or rightful claimants of the deceased shareholder within the time frame specified above, the Company shall pay a first instalment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

(3)
Amendment of the subdivision of the issued and paid-up share capital account. In accordance with the provisions of the Companies Act, the Class "C" shares so redeemed upon death of the shareholder shall be automatically cancelled at the date of their redemption and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to the Class "C" shares.

(C)
SHAREHOLDER'S RIGHT TO RETRACT SHARES
(1)
Retraction procedure. Each Class "D", "E", "F", "G" or "H" shareholder, as the case may be, who wishes to avail himself or herself of his or her right to retract shares shall deliver to the head office of the Company or to the office of its transfer agent a notice in writing indicating the number of shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Company as well as the date at which he or she wishes the retraction to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Company and shall bear the signature of the person registered in the Book of the Company as being the holder of these shares of the applicable Class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Company, and without regard to the other classes of shares, the Company shall proceed to redeem the shares of the applicable Class and shall have thirty (30) days from the date of retraction to pay to the shareholder of the applicable Class, or, in the event of a retraction of all of the shares, to the former shareholder of the applicable Class, the retraction price of his or her shares.

(2)
Payment beyond the deadline. If the provisions of the second paragraph of section 123.54 of the Companies Act prevent it from paying the full retraction price to a shareholder or to a former shareholder within the time frame specified above, the Company shall pay a first instalment of the retraction price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

(3)
Partial retraction. If only part of the shareholder's issued and outstanding Class "D", "E", "F", "G" or "H" shares, as the case may be, is being retracted and redeemed, the Company shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this Class which have not been retracted and redeemed.

(4)
Amendment of the subdivision of the issued and paid-up share capital account. In accordance with the provisions of the Companies Act, the Class "D", "E", "F", "G" or "H" shares, as the case may be, so retracted by the shareholder and redeemed by the Company shall be automatically cancelled at the date of their retraction and redemption and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to shares of the appropriate Class.

(D)
RIGHT OF COMPANY TO UNILATERALLY REDEEM SHARES

  (1)
  Redemption procedure. When the Company plans to proceed with a redemption of Class "I" shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any Class "I" shareholder whose shares are to be redeemed and who is registered in the Book of the Company on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the Book of the Company. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

  (2)
  Partial redemption. If the Company proceeds to effect a partial redemption of the Class "I" shares, this redemption shall be carried out proportionally to the number of issued and outstanding Class "I" shares, regardless of fractional shares. If only part of the shareholder's issued and outstanding Class "I" shares is being redeemed, the Company shall, without charge, issue to the shareholder in question a new certificate representing his or her Class "I" shares which have not been redeemed.

  (3)
  Contents of the notice. The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding Class "I" shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender of the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

  (4)
  Amendment of the subdivision of the issued and paid-up share capital account. In accordance with the provisions of the Companies Act, the Class "I" shares so redeemed unilaterally by the Company shall be automatically cancelled at the date of their redemption and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to the Class "I" shares.

(E)
RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT

In accordance with the provisions of the Companies Act, the Class "C", "D", "E", "F", "G", "H" or "I" shares, as the case may be, purchased by mutual agreement shall be automatically cancelled at the date of their purchase and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to the shares of the appropriate Class.

(F)
VETO RIGHT

        No conversion of all or part of Class "C", "D", "E", "F", "G", "H" or "I" shares, as the case may be, into shares of another class, whether in existence or not, no creation of new classes of shares, which are at par with, or preferential to, the shares of the appropriate Class, and no amendment of the provisions above concerning the shares of the appropriate Class or other existing classes of shares, with a view to conferring to the shares of these other classes rights or privileges equal or preferential to those attaching to the shares of the appropriate Class, shall be authorized unless this conversion, creation or amendment shall have been approved by the vote of at least three quarters (3/4) of the shares of the appropriate Class, as well as, separately, by each class of shares the rights of which could be affected by this conversion, creation or amendment, as represented by the holders thereof attending in person or by proxy at a special or general meeting convened for this purpose, in addition to the other requirements of the Companies Act.

SCHEDULE B

pertaining to

RESTRICTIONS ON THE TRANSFER OF SHARES

CONSENT OF THE DIRECTORS OR OF THE SHAREHOLDERS

        No share issued by the Company shall be transferred or assigned without the consent:

  (a)
  either of a majority of the directors, which consent shall be evidenced by a resolution of the Board of Directors or by one (1) or more documents signed by a majority of the directors;

  (b)
  or of a majority of the shareholders entitled to vote, which consent shall be evidenced by a resolution of these shareholders or by one (1) or more documents signed by a majority of these shareholders.

        This consent, however, may validly be given after the transfer or assignment has been registered in the Book of the Company, in which case the transfer or assignment shall be valid and take effect retroactively upon the date on which the transfer or assignment was recorded.

SCHEDULE C

pertaining to

OTHER PROVISIONS

1.     CLOSED COMPANY

        The Company shall be a "closed company" as defined within the meaning of section 5 of the Securities Act (R.S.Q., c. V-1.1), and, as such:

  a)
  the number of shareholders of the Company shall be limited to fifty (50), exclusive of present or former employees of the Company or of a subsidiary; two (2) or more persons who jointly hold one (1) or more shares shall be counted as one (1) shareholder; and

  b)
  any invitation to the public to subscribe for any securities shall be prohibited.

2.     BORROWING POWERS

        In addition to the powers conferred by the articles, in accordance with section 123.13 of the Companies Act, R.S.Q., c. C-38, and without restricting the generality of the powers conferred upon the directors by sections 123.6 and 77 of the Companies Act, the directors, if they see fit, and without having to obtain the authorization of the shareholders, may:

  a)
  borrow money upon the credit of the Company;

  b)
  issue debentures or other securities of the Company and pledge or sell the same at such price or for such amount as is deemed appropriate;

  c)
  hypothecate the immovable and movable or otherwise affect the movable property of the Company; and

  d)
  delegate one (1) or more of the above-mentioned powers to a director, to an Executive Committee, to a committee of the Board of Directors or to an officer of the Company.

3.     PARTICIPATION IN MEETINGS BY WAY OF TECHNICAL MEANS

        One (1), several or all of the shareholders may participate in a meeting of the shareholders by way of technical means, such as a telephone, enabling them to communicate with the other shareholders or persons participating in the meeting. In such cases, these shareholders shall be deemed to have attended the meeting and this meeting shall be deemed to have been held in the Province of Quebec, The shareholders attending a meeting held using such technical means may decide on any matter which may be considered by a meeting of the shareholders. A shareholder who participates in the meeting by way of technical means may not be represented by proxy.

4.     MEETINGS OF THE SHAREHOLDERS OUTSIDE THE PROVINCE OF QUEBEC

        Meetings of the shareholders of the Company, including annual general meetings and special meetings, may take place outside the Province of Quebec. In addition, shareholders of the Company may participate in, and vote at, any meeting of the shareholders outside the Province of Quebec by way of any means enabling the participants to communicate amongst themselves.

5.     UNANIMOUS SHAREHOLDER AGREEMENT

        Where, pursuant to the articles, a power, which is to be exercised by the Board of Directors, has been withdrawn from the authority of the directors in order to be assumed by the shareholders pursuant to a unanimous shareholder agreement according to section 123.91 of the Companies Act, any reference, in the articles, to the exercise of such power by the Board of Directors or by one (1) or more directors shall be read as a reference to an exercise of this power by the meeting of the shareholders pursuant to the unanimous shareholder agreement.

QuickLinks

  Exhibit 3.75
SCHEDULE A pertaining to SHARE CAPITAL
PART I—RIGHTS ATTACHING TO SHARES
PART II—EXERCISE OF CERTAIN RIGHTS
SCHEDULE B pertaining to RESTRICTIONS ON THE TRANSFER OF SHARES
SCHEDULE C pertaining to OTHER PROVISIONS